EXHIBIT 1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13G (including amendments thereto) with respect to the ordinary bearer shares, of no nominal value, of PrimaCom A.G., a German stock corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this February 13, 2003.

     This Schedule may be executed in two or more counterparts, any one of which need not contain the signature of more than one party, but all such parties taken together will constitute part of this Schedule.


MORGAN STANLEY

By: /s/ Dennine Bullard
   ---------------------------------------
   Name:  Dennine Bullard
   Title: Authorized Signatory


MORGAN STANLEY CAPITAL PARTNERS III, L.P.

By:  MSCP III, L.L.C., its general partner
By:  Morgan Stanley Capital Partners III, Inc., its
     institutional managing member

By: /s/ Andrew N. Siegel
   ---------------------------------------
   Name:  Andrew N. Siegel
   Title: Secretary


MSCP III 892 INVESTORS, L.P.

By:  MSCP III, L.L.C., its general partner
By:  Morgan Stanley Capital Partners III, Inc., its
     institutional managing member

By: /s/ Andrew N. Siegel
   ---------------------------------------
   Name:  Andrew N. Siegel
   Title: Secretary


MORGAN STANLEY CAPITAL INVESTORS, L.P.

By:  MSCP III, L.L.C., its general partner
By:  Morgan Stanley Capital Partners III, Inc., its
     institutional managing member

By: /s/ Andrew N. Siegel
   ---------------------------------------
   Name:  Andrew N. Siegel
   Title: Secretary


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MORGAN STANLEY CAPITAL INVESTORS, L.P.

By: /s/ Andrew N. Siegel
   ---------------------------------------
   Name:  Andrew N. Siegel
   Title: Secretary


MSCP III, L.L.C.

By:  Morgan Stanley Capital Partners III, Inc., its
     institutional managing member

By: /s/ Andrew N. Siegel
   ---------------------------------------
   Name:  Andrew N. Siegel
   Title: Secretary


MORGAN STANLEY CAPITAL PARTNERS III,
INC.

By: /s/ Andrew N. Siegel
   ---------------------------------------
   Name:  Andrew N. Siegel
   Title: Secretary


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